UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21881

Oppenheimer Rochester Minnesota Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 3/31/2018

Item 1. Reports to Stockholders.

Annual Report 03/31/2018

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer Rochester® **Minnesota Municipal Fund**

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index

1-Year	3.49%	-1.43%	2.66%

5-Year	3.22	2.22	2.73

10-Year	4.90	4.39	4.40

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

2        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Fund Performance Discussion

Oppenheimer Rochester Minnesota Municipal Fund once again generated high levels of tax-free income during the most recent reporting period. As of March 31, 2018, the Class A shares provided a yield-driven, annual total return of 3.49% at net asset value (NAV). At 3.69%, the Class A shares’ distribution yield at NAV was the second highest in Lipper’s Minnesota Municipal Debt Funds category, second only to this Fund’s Y shares. The Fund outperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, and tax-free income comprised 100% of this Fund’s total return this reporting period.

MARKET OVERVIEW

Overall, the U.S. equity market rallied during the 12 months ended March 31, 2018. The Dow Jones Industrial Average repeatedly topped previous record high closes but ended the reporting period 2,500 points lower than its late January peak. Prices of long-term Treasury bonds and municipal securities were nearly the same at the outset and the end of this reporting period, and yields rose for Treasuries and munis with maturities of 15 years or less.

At its March 2018 meeting, the first with Jerome “Jay” Powell at the helm, the Federal Open Market Committee (FOMC) raised the Fed Funds target rate to a range of

The average distribution yield in Lipper’s Minnesota Municipal Debt Funds category was 2.54% at the end of this reporting period. At 3.69%, the distribution yield at NAV for this Fund’s Class A shares was 115 basis points higher than the category average.

1.50% to 1.75%, citing recent strengthening of the economic outlook. The Fed also indicated that it currently expects to raise this short-term interest rate two more times in 2018, three times in 2019, and two times in 2020. As the FOMC statement notes “the

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	3.69%
Dividend Yield with sales charge	3.52
Standardized Yield	2.60
Taxable Equivalent Yield	4.91
Last distribution (3/27/18)	$0.039
Total distributions (4/1/17 to 3/31/18)	$0.468

Endnotes for this discussion begin on page 12 of this report.

3        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

actual path will depend on the economic outlook as informed by incoming data.”

The Fed began to “normalize” its balance sheet earlier in this reporting period. Reductions of $10 billion a month began in October 2017 and the January 2018 reduction was $18 billion. The Fed expects reductions to reach $50 billion a month by year-end 2018.

In all, the Fed Fund rate was raised three times during this reporting period. The target range, which was set to the range of zero to 0.25% between December 2008 and December 2015, has had six increases of 0.25 percentage points to date. During this reporting period, the muni market’s reactions to the Fed’s announcements did not appear to be especially significant or lasting.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

In December 2017, President Donald J. Trump signed the Tax Cuts and Jobs Act of 2017. The top federal income tax rate for 2018 was lowered to 37%, from 39.6%. Although it had been targeted for elimination, the federal tax exemption on the net investment income generated by muni bonds and muni bond funds remained intact. Additionally, this income will continue to be exempt from the 3.8% tax on unearned income that applies to the income generated by investments in other asset classes. The maximum deduction for state and local income taxes, property taxes, and sales taxes was set at $10,000, providing investors with greater incentives to seek tax-free income. Any increase in demand for municipal securities would benefit existing muni market investors

At the end of this reporting period, the ICE BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader ICE BofA Merrill Lynch US Municipal Securities Index – yielded 2.40%, 42 basis points higher than at the reporting period’s outset.

The high-grade muni yield curve and the Treasury yield curve generally rose and flattened during this reporting period, with long-term yields exhibiting slight changes while the short-term yields changed more significantly. Flatter yield curves provide investors with fewer incentives to purchase longer-maturity bonds and typically reflect expectations of rising interest rates.

On a nominal basis, yields on Treasuries at all maturities were higher than municipal yields with comparable maturities as of March 31, 2018. Nonetheless, for any taxpayer, a muni bond with a maturity of 20 years or more would provide more after-tax income than a Treasury security with the same maturity. Treasury bonds are backed by the full faith and credit of the U.S. government.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated

4        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

bonds decreases. As credit spreads tighten, investments in lower-rated and unrated securities typically outperform municipal securities with higher credit ratings.

Governor Mark Dayton signed a $46 billion two-year budget at the end of May 2017 to avert a government shutdown and allowed a $650 million tax bill to become law without his signature. Gov. Dayton also issued a line-item veto of the spending appropriation passed by the Legislature, which has a Republican majority, in an attempt to negotiate the size and nature of $650 million in tax relief. The subsequent funding dispute led to court-ordered mediation by the Minnesota Supreme Court, ultimately ending in a mediator-declared impasse. In November 2017, the Minnesota Supreme Court upheld Gov. Dayton’s line-item veto of the operating budget.

In February 2018, the Minnesota Management and Budget office projected a surplus of $329 million by the end of fiscal 2019 (the end of the current biennium) and a surplus of $251 million by the end of the next biennium.

During this reporting period, major construction projects continued at the Minneapolis-St. Paul International Airport. Plans call for a new skyway to the InterContinental Hotel, itself scheduled to open later this year, as well as a new parking ramp and 30 new restaurants. In all, costs are expected to total $360 million over the next five years.

Minnesota came to market in September 2017 with $858 million general obligation (G.O.) bonds. The state continues to have strong credit ratings – Aa1 by Moody’s Investors Service, AA-plus by S&P Global Ratings (S&P), and AAA by Fitch Ratings as of March 31, 2018 – thanks to its strong economy and a reserves of $2 billion, which were bolstered by an earlier increase in income tax rates. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments discussed below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico). As of March 31, 2018, the Fund held less than 2% of assets in a diversified basket of Puerto Rico securities.

FUND PERFORMANCE

Oppenheimer Rochester Minnesota Municipal Fund held more than 195 securities as of March 31, 2018. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s dividend trend this reporting period demonstrates the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 3.9 cents per share

5        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

throughout this reporting period. In all, the Fund distributed 46.8 cents per Class A share this reporting period.

The tax-exempt status of the Fund’s distributions of net income remained a boon to investors seeking tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 4.91%, based on the Fund’s standardized yield as of March 31, 2018 and the top federal and Minnesota income tax rates for 2018. As long-time investors know, yields and share prices move in opposite directions. When yields on fixed income bonds rise, share prices fall and vice versa. Yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

All 10 of the Fund’s 10 largest sectors were among the 10 strongest sectors this reporting period. The hospital/healthcare sector, this Fund’s second largest, was the strongest performer. Bonds in this sector consist of securities across the credit spectrum, but most are investment grade.

Research-based security selection continued to be a factor in the strong performance of the Fund’s best-performing sectors. The adult living facilities sector, the Fund’s eighth largest as of March 31, 2018, was the second strongest performer this reporting period. These bonds, which finance various projects at senior living centers, tend to perform well in densely populated geographies with strong real estate values and in more rural areas with stable home prices.

The education sector was both the third largest and third strongest performer this reporting period. Bonds in this sector primarily finance the infrastructure needs of a variety of charter schools around the state. The securities in the higher education sector, the Fund’s largest sector and its fourth strongest this reporting period, are investment-grade bonds that have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. Among the Fund’s holdings in this sector were three relatively small bonds issued in Puerto Rico. The multifamily housing sector was both the Fund’s fifth largest and fifth strongest performer as of March 31, 2018. The securities in this sector continued to provide competitive levels of tax-free income this reporting period. We believe that the Fund’s carefully selected holdings in this housing sector are likely to bring benefit to investors over the long term. Other sectors among the 10 best performing sectors this reporting period were tax increment financing, U.S. government obligations, electric utilities, municipal leases, and government appropriations.

During this reporting period, the sales tax revenue sector and the G.O. sector detracted from the Fund’s total return.

In aggregate, the Fund’s investments in securities issued in the Commonwealth of Puerto Rico detracted from performance this reporting period. The securities are exempt

6        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

from federal, state, and local income taxes, and the Fund’s holdings include securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways, and education, among other entities.

A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating

7        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

8        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

While market conditions can and do fluctuate, the Fund’s portfolio management team adheres to a consistent investment approach based on its belief that tax-free yield can help investors achieve their long-term financial objectives. The team does not manage its funds based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds.com/rochesterway.

In closing, we believe that the structure and sector composition of this Fund and the team’s use of time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

Scott S. Cottier, CFA
Senior Vice President, Senior
Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D.
Senior Vice President, Senior
Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio managers: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

9        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Higher Education	14.2%
Hospital/Healthcare	13.7
Education	12.3
U.S. Government Obligations	10.7
Multifamily Housing	9.8
Electric Utilities	7.4
Tax Increment Financing (TIF)	6.8
Adult Living Facilities	6.3
Municipal Leases	4.5
Government Appropriation	3.3

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2018 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	4.5%	1.7%	6.2%
AA	17.6	0.0	17.6
A	25.6	0.0	25.6
BBB	17.2	10.1	27.3
BB or lower	10.0	13.3	23.3
Total	74.9%	25.1%	100.0%

The percentages above are based on the market value of the securities as of March 31, 2018 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A, and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

10        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 3/31/18

	Without Sales Charge	With Sales Charge
Class A	3.69%	3.52%
Class B	2.72	N/A
Class C	2.84	N/A
Class Y	3.78	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 3/31/18
Class A	2.60%
Class B	1.88
Class C	1.99
Class Y	2.80

TAXABLE EQUIVALENT YIELDS
As of 3/31/18
Class A	4.91%
Class B	3.55
Class C	3.76
Class Y	5.28

UNSUBSIDIZED STANDARDIZED YIELDS
For the 30 Days Ended 3/31/18
Class A	2.45%
Class B	1.76
Class C	1.82
Class Y	2.80

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/18

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPAMX)	11/7/06	3.49%	3.22%	4.90%	3.99%
Class B (OPBMX)	11/7/06	2.63	2.45	4.44	3.58
Class C (OPCMX)	11/7/06	2.65	2.45	4.11	3.20
Class Y (OPYMX)	7/29/11	3.57	3.30	N/A	5.12

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/18

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPAMX)	11/7/06	-1.43%	2.22%	4.39%	3.55%
Class B (OPBMX)	11/7/06	-2.36	2.09	4.44	3.58
Class C (OPCMX)	11/7/06	1.65	2.45	4.11	3.20
Class Y (OPYMX)	7/29/11	3.57	3.30	N/A	5.12

11        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.039 for the 35-day accrual period ended March 27, 2018. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on March 27, 2018; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C, and Y are annualized based on dividends of $0.0288,

12        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

$0.0299, and $0.0399, respectively, for the 35-day accrual period ended March 27, 2018 and on the corresponding net asset values on that date.

Standardized yield (Class A shares) is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended March 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended March 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Minnesota Municipal Debt Funds category is based on 33 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2018 top federal and Minnesota tax rate of 47.01%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2018 and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

13        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Actual	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During 6 Months Ended March 31, 2018
Class A	$ 1,000.00	$ 1,008.20	$ 4.62
Class B	1,000.00	1,003.50	8.38
Class C	1,000.00	1,003.70	8.38
Class Y	1,000.00	1,008.60	4.27

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.34	4.64
Class B	1,000.00	1,016.60	8.43
Class C	1,000.00	1,016.60	8.43
Class Y	1,000.00	1,020.69	4.29

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2018 are as follows:

Class	Expense Ratios
Class A	0.92%
Class B	1.67
Class C	1.67
Class Y	0.85

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

15        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2018

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—103.4%
Minnesota—101.8%

$290,000	Anoka County, MN Charter School	5.000%	06/01/2027	$315,352

300,000	Anoka County, MN Charter School	5.000	06/01/2032	326,226

25,000	Anoka County, MN Hsg. & Redevel. Authority (Premier FMC)	6.625	05/01/2030	25,816

1,000,000	Anoka County, MN Hsg. & Redevel. Authority (Woodland Park Apts.)	5.000	04/01/2027	1,019,060

500,000	Anoka, MN Health Care Facility (Homestead Anoka)	7.000	11/01/2046	543,965

1,000,000	Anoka-Hennepin, MN Independent School District No. 11	5.000	02/01/2034	1,122,650

250,000	Apple Valley, MN Hsg. & Health Care (Seasons at Apple Valley)	6.750	03/01/2040	273,040

10,000	Austin, MN GO	5.000	10/01/2018	10,025

125,000	Austin, MN Hsg. & Redevel. Authority (Chauncey & Courtyard Apts.)	3.000	01/01/2019	125,899

750,000	Austin, MN Hsg. & Redevel. Authority (Chauncey & Courtyard Apts.)	5.000	01/01/2031	761,152

30,000	Breckenridge, MN (Catholic Health Initiatives)	4.750	05/01/2034	30,008

590,000	Breckenridge, MN (Catholic Health Initiatives)	5.000	05/01/2030	594,620

650,000	Brooklyn Park, MN Charter School (Athlos Leadership Academy)	5.500	07/01/2035	651,865

200,000	Brooklyn Park, MN Charter School (Prairie Seeds Academy)	5.000	03/01/2034	205,398

500,000	Brooklyn Park, MN Charter School (Prairie Seeds Academy)	5.000	03/01/2039	506,980

1,115,000	Buffalo, MN Health Care (Central Minnesota Senior Hsg.)	5.375	09/01/2026	1,115,100

5,000	Buffalo, MN Health Care (Central Minnesota Senior Hsg.)	5.500	09/01/2033	5,000

1,150,000	Central Minnesota Muni Power Agency (Brookings-Southeast Twin Cities Transmissions)	5.000	01/01/2032	1,243,127

1,500,000	Central Minnesota Muni Power Agency (Brookings-Southeast Twin Cities Transmissions)	5.000	01/01/2042	1,608,195

1,000,000	Chaska, MN Electric	5.000	10/01/2029	1,137,660

1,000,000	Chicago, MN Hsg. & Healthcare (CDL Homes)	6.000	08/01/2043	1,048,090

200,000	Cokato, MN Senior Hsg. (Cokato Charitable Trust)	5.250	12/01/2026	197,524

105,000	Cokato, MN Senior Hsg. (Cokato Charitable Trust)	5.400	12/01/2036	102,224

750,000	Dakota County, MN Community Devel. Agency (Ebenezer Ridges Assisted Living)	5.750	11/01/2033	787,087

1,800,000	Dakota County, MN Community Devel. Agency (Sanctuary at West St. Paul)	6.000	08/01/2035	1,807,326

1,000,000	Deephaven, MN Charter School (Eagle Ridge Academy)	5.500	07/01/2043	1,164,190

1,000,000	Deephaven, MN Charter School (Eagle Ridge Academy)	5.500	07/01/2050	1,063,070

500,000	Duluth, MN Hsg. & Redevel. Authority (Public Schools Academy)	5.875	11/01/2040	513,545

16        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Minnesota (Continued)

$190,000	Duluth, MN Independent School District No. 709 COP	4.000%	03/01/2019	$192,136

300,000	Duluth, MN Independent School District No. 709 COP	5.000	03/01/2025	306,420

725,000	Duluth, MN Independent School District No. 709 COP	5.000	03/01/2027	735,549

1,315,000	Duluth, MN Independent School District No. 709 COP	5.250	03/01/2032	1,335,475

480,000	Eveleth, MN Health Care (Arrowhead Senior Living Community)[1]	5.200	10/01/2027	466,694

400,000	Fergus Falls, MN Health Care Facilities (Lake Region Healthcare)	5.400	08/01/2040	400,504

500,000	Hayward, MN Hsg. & Health Care Facilities (St. John’s Lutheran Home of Alberta)	5.375	10/01/2044	500,405

300,000	Hutchinson, MN Public Utility	5.000	12/01/2022	338,145

400,000	Hutchinson, MN Public Utility	5.000	12/01/2025	443,912

110,000	International Falls, MN Pollution Control (Boise Cascade Corp.)	5.500	04/01/2023	109,994

290,000	International Falls, MN Pollution Control (Boise Cascade Corp.)	5.650	12/01/2022	289,985

115,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)	6.850	12/01/2029	114,994

525,000	Lake Crystal, MN Hsg. (Ecumen-Second Century)	6.250	09/01/2040	530,250

250,000	Little Canada, MN Senior Hsg. (PHS/Mayfield)	6.000	12/01/2030	250,150

500,000	Maple Grove, MN Health Care Facilities (North Memorial Health Care)	5.000	09/01/2031	556,160

280,000	Maple Grove, MN Health Care Facilities (North Memorial Health Care)	5.000	09/01/2032	310,671

500,000	Maplewood, MN Health Care Facility (VOA Care Centers)	5.375	10/01/2024	500,275

35,000	Minneapolis & St. Paul, MN Hsg. & Redevel. Authority (CHC/CHCS Obligated Group)	5.000	08/15/2034	37,047

35,000	Minneapolis & St. Paul, MN Hsg. & Redevel. Authority (CHC/CHCS Obligated Group)	5.250	08/15/2035	37,423

80,000	Minneapolis & St. Paul, MN Hsg. & Redevel. Authority (TDSMH/WP/VV Obligated Group)	4.625	07/20/2032	80,055

3,433	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)	5.000	12/01/2038	3,438

32,994	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)	5.250	12/01/2040	33,219

25,000	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)	5.520	03/01/2041	25,390

470,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission	5.000	01/01/2034	522,649

8,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[2]	5.000	01/01/2035	8,413,420

125,000	Minneapolis, MN (Carechoice Member)	5.875	04/01/2024	123,605

1,275,000	Minneapolis, MN Charter School (Yinghua Academy)	6.000	07/01/2043	1,327,696

17        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

Minnesota (Continued)

$555,000	Minneapolis, MN Community Devel. Agency (Riverside Homes of Minneapolis)	6.200%	09/01/2029	$556,288

500,000	Minneapolis, MN Devel. (Limited Tax Supported Community Bond Fund)	6.000	12/01/2040	550,330

2,000,000	Minneapolis, MN Health Care System (Fairview Health Services/RRHS/FPS Obligated Group)	5.000	11/15/2044	2,232,980

10,000	Minneapolis, MN Health Care System (Fairview Health System/FSP/FSH/FRCS/RRHS/FRWHS Obligated Group)	6.750	11/15/2032	10,318

215,000	Minneapolis, MN Health Care System (FHSvcs/ RRHS/FPS Obligated Group)	6.500	11/15/2038	221,502

1,175,000	Minneapolis, MN Health Care System (FHSvcs/ RRHS/FPS Obligated Group)	6.500	11/15/2038	1,209,651

1,150,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.400	04/01/2028	1,149,988

200,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.500	04/01/2042	199,284

610,000	Minneapolis, MN Revenue (YMCA of the Greater Twin Cities)	4.000	06/01/2028	654,304

165,000	Minneapolis, MN Revenue (YMCA of the Greater Twin Cities)	4.000	06/01/2029	175,753

1,440,000	Minneapolis, MN Special School District No. 1 COP	4.000	02/01/2029	1,581,034

185,000	Minneapolis, MN Tax Increment (East River/ Unocal Site)	3.750	03/01/2022	185,409

100,000	Minneapolis, MN Tax Increment (East River/ Unocal Site)	4.000	03/01/2025	99,877

1,000,000	Minneapolis, MN Tax Increment (Ivy Tower)	5.000	03/01/2029	1,038,270

25,000	MN Agricultural & Economic Devel. Board (Essentia Health/ECHC Obligated Groups)	5.000	02/15/2030	26,325

100,000	MN Agricultural & Economic Devel. Board (Essentia Health/ECHC Obligated Groups)	5.500	02/15/2025	106,512

1,500,000	MN General Fund	5.000	06/01/2038	1,678,155

2,000,000	MN General Fund	5.000	06/01/2043	2,230,360

1,000,000	MN HEFA (College of St. Benedict)	5.000	03/01/2037	1,112,340

875,000	MN HEFA (College of St. Scholastica)	5.125	12/01/2040	896,857

1,000,000	MN HEFA (College of St. Scholastica)	5.250	12/01/2035	1,040,280

150,000	MN HEFA (College of St. Scholastica)	6.000	12/01/2028	158,358

500,000	MN HEFA (College of St. Scholastica)	6.300	12/01/2040	527,435

1,500,000	MN HEFA (Gustavus Adolphus College)	5.000	10/01/2047	1,686,870

500,000	MN HEFA (Hamline University)	5.000	10/01/2029	538,855

785,000	MN HEFA (Hamline University)	5.000	10/01/2040	854,622

1,000,000	MN HEFA (Hamline University)	5.000	10/01/2047	1,082,650

500,000	MN HEFA (Hamline University)	6.000	10/01/2032	568,630

500,000	MN HEFA (Macalester College)	5.000	06/01/2035	535,185

200,000	MN HEFA (Minneapolis College of Art & Design)	4.000	05/01/2025	209,920

200,000	MN HEFA (Minneapolis College of Art & Design)	4.000	05/01/2026	208,376

300,000	MN HEFA (St. Catherine University)	5.000	10/01/2025	332,820

280,000	MN HEFA (St. Catherine University)	5.000	10/01/2026	307,871

18        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Minnesota (Continued)

$200,000	MN HEFA (St. Catherine University)	5.000%	10/01/2027	$219,524

85,000	MN HEFA (St. Olaf College)	4.000	10/01/2026	94,291

110,000	MN HEFA (St. Olaf College)	4.000	10/01/2027	120,615

1,070,000	MN HEFA (St. Olaf College)	5.000	12/01/2026	1,252,167

1,000,000	MN HEFA (St. Olaf College)	5.000	12/01/2030	1,153,690

1,250,000	MN HEFA (University of St. Thomas)	5.000	04/01/2035	1,414,187

1,855,000	MN HFA	5.000	08/01/2037	2,100,417

90,000	MN HFA (Homeownership)	5.000	01/01/2031	94,974

250,000	MN HFA (Rental Hsg.)	5.000	08/01/2033	265,697

1,050,000	MN HFA (Rental Hsg.)	5.300	08/01/2044	1,117,441

150,000	MN HFA (Residential Hsg.)	3.750	01/01/2022	158,254

355,000	MN HFA (Residential Hsg.)	3.750	07/01/2022	371,664

305,000	MN HFA (Residential Hsg.)	5.050	07/01/2034	310,578

330,000	MN HFA (Residential Hsg.)[1]	5.100	01/01/2040	335,626

125,000	MN Municipal Power Agency	5.000	10/01/2034	142,500

750,000	MN Municipal Power Agency	5.250	10/01/2035	805,230

650,000	Moorhead, MN (American Crystal Sugar Company Recovery Zone Facility)	5.650	06/01/2027	686,595

1,100,000	Moorhead, MN Educational Facilities (Concordia College)	5.000	12/01/2033	1,236,719

1,335,000	Moorhead, MN Educational Facilities (Concordia College)	5.000	12/01/2040	1,485,561

500,000	Northeast, MN Intermediate School District No. 916 COP	5.000	02/01/2034	564,595

350,000	Northern MN Municipal Power Agency	5.000	01/01/2031	399,077

500,000	Northwest MN Multi-County Hsg. & Redevel. Authority	5.500	07/01/2045	500,975

750,000	Oak Park Heights, MN Nursing Home (Boutwells Landing Care Center)	6.000	08/01/2036	799,793

750,000	Otter Tail County, MN (Prairie Lakes Municipal Solid Waste Authority)	5.000	11/01/2030	813,315

550,000	Plato, MN Health Care Facilities (Glencoe Regional Health Services)	5.000	04/01/2041	597,267

210,000	Plymouth, MN Intermediate School District No. 287	4.000	05/01/2031	223,994

100,000	Plymouth, MN Intermediate School District No. 287	4.000	05/01/2033	105,934

165,000	Ramsey, MN (Pact Charter School)	3.500	12/01/2018	166,016

1,000,000	Ramsey, MN (Pact Charter School)	5.500	12/01/2033	1,048,820

425,000	Red Wing, MN Senior Hsg. (Deer Crest)	5.000	11/01/2027	440,725

330,000	Red Wing, MN Senior Hsg. (Deer Crest)	5.000	11/01/2032	339,016

1,250,000	Red Wing, MN Senior Hsg. (Deer Crest)	5.000	11/01/2042	1,272,963

500,000	Redwood Falls, MN (Redwood Area Hospital)	5.125	12/01/2036	500,295

500,000	Rice County, MN Educational Facility (Shattuck- St. Mary’s School)	5.000	08/01/2022	530,200

35,000	Rochester, MN Health Care Facilities (Mayo Clinic)	5.000	11/15/2038	37,225

245,000	Rochester, MN Health Care Facilities (Olmstead Medical Center)	5.000	07/01/2027	273,770

19        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

Minnesota (Continued)

$225,000	Rochester, MN Health Care Facilities (Olmstead Medical Center)	5.000%	07/01/2028	$250,956

750,000	Rochester, MN Health Care Facilities (Olmstead Medical Center)	5.875	07/01/2030	807,098

795,000	Sartell, MN Health Care & Hsg. Facilities (Country Manor Campus)	5.250	09/01/2030	859,824

100,000	Sartell, MN Health Care & Hsg. Facilities (Country Manor Campus)	5.300	09/01/2037	108,236

825,000	Shakopee, MN Health Care Facilities (St. Francis Regional Medical Center)	5.000	09/01/2034	904,423

10,000	Southern MN Municipal Power Agency	5.000	01/01/2024	10,252

1,000,000	Southern MN Municipal Power Agency	5.000	01/01/2033	1,139,480

750,000	Southern MN Municipal Power Agency	5.250	01/01/2030	770,273

1,250,000	St. Anthony, MN Multifamily Hsg. (Landings Silver Lake Village II)	6.000	12/01/2030	1,335,800

410,000	St. Cloud, MN Charter School (Stride Academy)	5.000	04/01/2046	249,551

15,000	St. Cloud, MN Health Care (CCHS/CCHSM/ CCHSLP/StCH Obligated Group)	5.125	05/01/2030	16,022

135,000	St. Cloud, MN Health Care (CCHS/CCHSM/ CCHSLP/StCH Obligated Group)	5.500	05/01/2039	140,484

1,000,000	St. Francis, MN Independent School District No. 15	5.000	02/01/2028	1,107,240

250,000	St. Louis Park, MN EDA (Hoigaard Village)	5.000	02/01/2023	250,133

50,000	St. Louis Park, MN Health Care Facilities (HP/ GHP/HPA/RH/PNHS/PNMH/PNC/PNHCP/PNMC Holdings/HIC Obligated Group)	5.500	07/01/2023	50,490

100,000	St. Louis Park, MN Health Care Facilities (HP/ GHP/HPA/RH/PNHS/PNMH/PNC/PNHCP/PNMC Holdings/HIC Obligated Group)	5.500	07/01/2029	104,720

30,000	St. Louis Park, MN Health Care Facilities (HP/ GHP/HPA/RH/PNHS/PNMH/PNC/PNHCP/PNMC Holdings/HIC Obligated Group)	5.750	07/01/2030	30,312

3,705,000	St. Louis Park, MN Health Care Facilities (HP/ GHP/HPA/RH/PNHS/PNMH/PNC/PNHCP/PNMC Holdings/HIC Obligated Group)	5.750	07/01/2039	3,891,250

1,000,000	St. Paul, MN Health Care System (Fairview Health System/RRHS/FPS/HCS/HEStJH/HESJH/HEWH/ GIC&H Obligated Group)	5.000	11/15/2047	1,128,520

500,000	St. Paul, MN Hsg. & Redevel. Authority (2700 University Westgate Station)	5.250	04/01/2043	501,425

25,000	St. Paul, MN Hsg. & Redevel. Authority (Allina Health System)	5.250	11/15/2028	26,355

25,000	St. Paul, MN Hsg. & Redevel. Authority (Allina Health System)	5.250	11/15/2028	26,393

600,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)	7.000	09/15/2037	600,162

265,000	St. Paul, MN Hsg. & Redevel. Authority (Emerald Gardens)	5.625	03/01/2020	274,514

20        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Minnesota (Continued)

$1,050,000	St. Paul, MN Hsg. &Redevel. Authority (Emerald Gardens)	6.250%	03/01/2025	$1,080,503

300,000	St. Paul, MN Hsg. &Redevel. Authority (Great Northern Lofts)	6.250	03/01/2029	291,222

100,000	St. Paul, MN Hsg. &Redevel. Authority (Healtheast/HESJH/HEStJH/HEWH/HCS Obligated Group)	5.000	11/15/2030	118,150

1,000,000	St. Paul, MN Hsg. &Redevel. Authority (Healtheast/HESJH/HEStJH/HEWH/HCS Obligated Group)	5.000	11/15/2044	1,181,500

1,395,000	St. Paul, MN Hsg. &Redevel. Authority (Higher Ground Academy)	5.125	12/01/2038	1,444,843

2,440,000	St. Paul, MN Hsg. &Redevel. Authority (HP/GHP/ HPA/RH/PNHS/PNMH/PNC/PNHCP/HIC Obligated Group)	5.000	07/01/2033	2,735,264

750,000	St. Paul, MN Hsg. &Redevel. Authority (Minneapolis Public Radio)	5.000	12/01/2025	804,173

500,000	St. Paul, MN Hsg. &Redevel. Authority (Nova Classical Academy)	4.000	09/01/2036	492,295

375,000	St. Paul, MN Hsg. &Redevel. Authority (Nova Classical Academy)	6.375	09/01/2031	415,219

500,000	St. Paul, MN Hsg. &Redevel. Authority (Package Facilities)	5.000	08/01/2035	515,605

500,000	St. Paul, MN Hsg. &Redevel. Authority (Twin Cities Academy)	5.300	07/01/2045	514,800

225,000	St. Paul, MN Hsg. &Redevel. Authority (Upper Landing)	5.000	03/01/2021	239,807

235,000	St. Paul, MN Hsg. &Redevel. Authority (Upper Landing)	5.000	09/01/2021	250,329

140,000	St. Paul, MN Hsg. &Redevel. Authority (Upper Landing)	5.000	03/01/2022	148,806

240,000	St. Paul, MN Hsg. &Redevel. Authority (Upper Landing)	5.000	09/01/2022	255,002

1,000,000	St. Paul, MN Hsg. &Redevel. Authority (Upper Landing)	5.000	09/01/2026	1,047,510

935,000	St. Paul, MN Hsg. &Redevel. Authority (Upper Landing)	5.000	03/01/2029	974,990

500,000	St. Paul, MN Hsg. &Redevel. AuthorityCharter School (German Immersion School)	5.000	07/01/2033	513,645

1,500,000	St. Paul, MN Hsg. &Redevel. AuthorityCharter School (Hmong College Prep Academy)	5.500	09/01/2043	1,489,770

1,300,000	St. Paul, MN Hsg. &Redevel. AuthorityCharter School (St. Paul City School)	5.000	07/01/2036	1,237,119

300,000	St. Paul, MN Port Authority (Amherst H Wilder Foundation)	5.000	12/01/2029	316,959

75,000	St. Paul, MN Port Authority (Amherst H Wilder Foundation)	5.000	12/01/2036	78,944

1,375,000	St. Paul, MN Port Authority (Regions Hospital Parking Ramp)	5.000	08/01/2036	1,377,118

21        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

Minnesota (Continued)

$200,000	St. Paul, MN Sales Tax	5.000%	11/01/2028	$228,846

900,000	Stillwater, MN Multifamily (Orleans Homes)	5.375	02/01/2032	900,099

510,000	Stillwater, MN Multifamily (Orleans Homes)	5.500	02/01/2042	510,066

1,000,000	University of Minnesota	5.000	08/01/2036	1,091,030

500,000	University of Minnesota	5.000	12/01/2036	541,110

750,000	University of Minnesota	5.250	12/01/2031	816,510

1,250,000	Western, MN Municipal Power Agency	5.000	01/01/2040	1,399,163

210,000	Woodbury, MN Charter School (MSA Building Company)	5.000	12/01/2027	224,536

220,000	Woodbury, MN Charter School (MSA Building Company)	5.000	12/01/2032	232,896

				120,288,716
U.S. Possessions—1.6%

1,000,000	Puerto Rico Commonwealth GO3	5.500	07/01/2039	435,000

1,000,000	Puerto Rico Commonwealth GO3	5.750	07/01/2041	435,000

3,282	Puerto Rico Electric Power Authority[3]	10.000	07/01/2019	1,288

3,281	Puerto Rico Electric Power Authority[3]	10.000	07/01/2019	1,288

2,460	Puerto Rico Electric Power Authority[3]	10.000	01/01/2021	965

2,461	Puerto Rico Electric Power Authority[3]	10.000	07/01/2021	966

821	Puerto Rico Electric Power Authority[3]	10.000	01/01/2022	321

820	Puerto Rico Electric Power Authority[3]	10.000	07/01/2022	321

250,000	Puerto Rico Electric Power Authority, Series CCC[3]	5.250	07/01/2028	96,875

250,000	Puerto Rico Highway & Transportation Authority[3]	5.300	07/01/2035	151,875

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2027	93,500

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125	04/01/2032	89,000

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375	04/01/2042	86,250

2,000,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.488 [4]	08/01/2036	135,300

90,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.750	08/01/2037	21,375

2,000,000	Puerto Rico Sales Tax Financing Corp., Series A3	6.158 [4]	08/01/2034	145,940

500,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.250	08/01/2041	118,750

500,000	Puerto Rico Sales Tax Financing Corp., Series C3	6.000	08/01/2039	118,750

				1,932,764

Total Investments, at Value (Cost $121,520,657)—103.4%				122,221,480

Net Other Assets (Liabilities)—(3.4)				(4,064,426)

Net Assets—100.0%				$118,157,054

Footnotes to Statement of Investments

1. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

2. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the

Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

3. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the original acquisition date.

22        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below:

CCHS	Centracare Health System
CCHSLP	Centracare Health Services of Long Prairie
CCHSM	Centracare Health Services of Melrose
CHC	Children’s Health Care
CHCS	Children’s Health Care Services
COP	Certificates of Participation
ECHC	Essentia Community Hospitals & Clinics
EDA	Economic Devel. Authority
FHSvcs	Fairview Health Services
FPS	Fairview Pharmacy Services
FRCS	Fairview Regional Community Services
FRWHS	Fairview Red Wing Health Services
FSH	Fairview Seminary Home
FSP	Fairview Seminary Plaza
GHP	Group Health Plan
GIC&H	Germantown Interfaith Housing
GO	General Obligation
HCS	Healtheast Care System
HEFA	Higher Education Facilities Authority
HESJH	HealthEast St. John’s Hospital
HEStJH	Healtheast St. Joseph’s Hospital
HEWH	Healtheast Woodwinds Hospital
HFA	Housing Finance Agency
HIC	HealthPartners Insurance Company
HP	HealthPartners
HPA	HealthPartners Administrators
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
MSA	Math & Science Academy
PHS	Pinnacle Health System
PNC	Park Nicollet Clinic
PNHCP	Park Nicollet Health Care Products
PNHS	Park Nicollet Health Services
PNMH	Park Nicollet Methodist Hospital
RH	Regions Hospital
RRHS	Range Regional Health Services
StCH	St. Cloud Hospital
TDSMH	Torre De San Miguel Homes
VOA	Volunteers of America
VV	Vista Village
WP	Westminster Place
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

23        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2018

Assets
Investments, at value (cost $121,520,657)—see accompanying statement of investments	$122,221,480

Cash	297,335

Receivables and other assets:
Interest	1,590,076
Investments sold on a when-issued or delayed delivery basis	185,189
Shares of beneficial interest sold	52,301
Expense waivers/reimbursements due from manager	30
Other	57,616

Total assets	124,404,027

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	6,000,000
Shares of beneficial interest redeemed	113,167
Dividends	49,734
Distribution and service plan fees	19,215
Shareholder communications	7,974
Trustees’ compensation	5,245
Other	51,638

Total liabilities	6,246,973

Net Assets	$118,157,054

Composition of Net Assets
Par value of shares of beneficial interest	$9,323

Additional paid-in capital	116,532,507

Accumulated net investment income	946,450

Accumulated net realized loss on investments	(32,049)

Net unrealized appreciation on investments	700,823

Net Assets	$118,157,054

24        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $60,898,656 and 4,803,602 shares of beneficial interest outstanding)	$12.68
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$13.31
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $210,778 and 16,643 shares of beneficial interest outstanding)	$12.66
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $29,457,051 and 2,326,342 shares of beneficial interest outstanding)	$12.66
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $27,590,569 and 2,176,516 shares of beneficial interest outstanding)	$12.68

See accompanying Notes to Financial Statements.

25        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Year Ended March 31, 2018

Investment Income
Interest	$5,565,840

Expenses
Management fees	690,104

Distribution and service plan fees:
Class A	165,712
Class B	8,199
Class C	310,767

Transfer and shareholder servicing agent fees:
Class A	66,691
Class B	820
Class C	31,077
Class Y	26,886

Shareholder communications:
Class A	9,571
Class B	312
Class C	5,167
Class Y	4,066

Borrowing fees	117,273

Interest expense and fees on short-term floating rate notes issued (See Note 4)	40,193

Interest expense on borrowings	36,246

Trustees’ compensation	1,696

Custodian fees and expenses	744

Other	72,104

Total expenses	1,587,628
Less waivers and reimbursements of expenses	(171,116)

Net expenses	1,416,512

Net Investment Income	4,149,328

Realized and Unrealized Gain (Loss)
Net realized gain on investment transactions	1,066,358

Net change in unrealized appreciation/depreciation on investment transactions	(1,099,558)

Net Increase in Net Assets Resulting from Operations	$4,116,128

See accompanying Notes to Financial Statements.

26        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2018	Year Ended March 31, 2017

Operations
Net investment income	$4,149,328	$4,988,177

Net realized gain (loss)	1,066,358	(225,170)

Net change in unrealized appreciation/depreciation	(1,099,558)	(4,556,059)

Net increase in net assets resulting from operations	4,116,128	206,948

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,451,057)	(2,898,620)
Class B	(23,911)	(39,734)
Class C	(910,850)	(1,028,760)
Class Y	(1,007,288)	(746,330)

	(4,393,106)	(4,713,444)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(12,590,487)	(8,459,567)
Class B	(889,478)	(703,712)
Class C	(3,989,918)	(3,063,451)
Class Y	6,488,171	3,631,071

	(10,981,712)	(8,595,659)

Net Assets
Total decrease	(11,258,690)	(13,102,155)

Beginning of period	129,415,744	142,517,899

End of period (including accumulated net investment income of $946,450 and $1,018,727, respectively)	$118,157,054	$129,415,744

See accompanying Notes to Financial Statements.

27        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF

CASH FLOWS For the Year Ended March 31, 2018

Cash Flows from Operating Activities
Net increase in net assets from operations	$4,116,128
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(11,890,598)
Proceeds from disposition of investment securities	30,304,470
Short-term investment securities, net	424,412
Premium amortization	913,016
Discount accretion	(166,591)
Net realized gain on investment transactions	(1,066,358)
Net change in unrealized appreciation/depreciation on investment transactions	1,099,558
Change in assets:
Decrease in other assets	1,138
Decrease in interest receivable	301,966
Decrease in receivable for securities sold	1,250,114
Change in liabilities:
Decrease in other liabilities	(11,978)

Net cash provided by operating activities	25,275,277

Cash Flows from Financing Activities
Proceeds from borrowings	23,500,000
Payments on borrowings	(33,500,000)
Proceeds from shares sold	18,085,951
Payments on shares redeemed	(33,258,614)
Cash distributions paid	(213,976)

Net cash used in financing activities	(25,386,639)
Net decrease in cash	(111,362)
Cash, beginning balance	408,697

Cash, ending balance	$297,335

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $4,169,861.
Cash paid for interest on borrowings—$43,376.
Cash paid for interest on short-term floating rate notes issued—$40,193.

See accompanying Notes to Financial Statements.

28        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$12.71	$13.12	$13.16	$12.64	$13.12

Income (loss) from investment operations:
Net investment income[1]	0.45	0.49	0.44	0.56	0.56
Net realized and unrealized gain (loss)	(0.01)	(0.43)	0.01	0.51	(0.54)

Total from investment operations	0.44	0.06	0.45	1.07	0.02

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.47)	(0.47)	(0.49)	(0.55)	(0.50)

Net asset value, end of period	$12.68	$12.71	$13.12	$13.16	$12.64

Total Return, at Net Asset Value[2]	3.49%	0.37%	3.51%	8.58%	0.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,899	$73,607	$84,636	$81,518	$89,413

Average net assets (in thousands)	$66,638	$81,810	$82,128	$82,896	$94,959

Ratios to average net assets:[3]
Net investment income	3.49%	3.73%	3.40%	4.28%	4.49%
Expenses excluding specific expenses listed below	0.98%	0.96%	0.97%	0.96%	0.98%
Interest and fees from borrowings	0.12%	0.14%	0.25%	0.26%	0.12%
Interest and fees on short-term floating rate notes issued[4]	0.03%	0.06%	0.04%	0.03%	0.03%

Total expenses	1.13%	1.16%	1.26%	1.25%	1.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	1.00%	1.09%	1.09%	0.95%

Portfolio turnover rate	9%	12%	14%	13%	19%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

29        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$12.70	$13.11	$13.15	$12.63	$13.10

Income (loss) from investment operations:
Net investment income[1]	0.35	0.39	0.34	0.46	0.46
Net realized and unrealized gain (loss)	(0.02)	(0.43)	0.01	0.51	(0.52)

Total from investment operations	0.33	(0.04)	0.35	0.97	(0.06)

Dividends and/or distributions to
shareholders:
Dividends from net investment income	(0.37)	(0.37)	(0.39)	(0.45)	(0.41)

Net asset value, end of period	$12.66	$12.70	$13.11	$13.15	$12.63

Total Return, at Net Asset Value[2]	2.63%	(0.38)%	2.75%	7.78%	(0.33)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$211	$1,100	$1,840	$2,341	$2,667

Average net assets (in thousands)	$816	$1,427	$2,115	$2,443	$3,027

Ratios to average net assets:[3]
Net investment income	2.75%	2.97%	2.65%	3.52%	3.74%
Expenses excluding specific expenses listed below	1.77%	1.72%	1.73%	1.72%	1.77%
Interest and fees from borrowings	0.12%	0.14%	0.25%	0.26%	0.12%
Interest and fees on short-term floating rate notes issued[4]	0.03%	0.06%	0.04%	0.03%	0.03%

Total expenses	1.92%	1.92%	2.02%	2.01%	1.92%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses	1.70%	1.75%	1.84%	1.84%	1.70%

Portfolio turnover rate	9%	12%	14%	13%	19%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

30        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Class C	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$12.70	$13.11	$13.14	$12.63	$13.10

Income (loss) from investment operations:
Net investment income[1]	0.35	0.39	0.35	0.46	0.46
Net realized and unrealized gain (loss)	(0.02)	(0.43)	0.01	0.50	(0.52)

Total from investment operations	0.33	(0.04)	0.36	0.96	(0.06)

Dividends and/or distributions to
shareholders:
Dividends from net investment income	(0.37)	(0.37)	(0.39)	(0.45)	(0.41)

Net asset value, end of period	$12.66	$12.70	$13.11	$13.14	$12.63

Total Return, at Net Asset Value[2]	2.65%	(0.38)%	2.83%	7.70%	(0.32)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,457	$33,510	$37,744	$32,303	$27,930

Average net assets (in thousands)	$31,061	$36,761	$34,412	$29,501	$31,307

Ratios to average net assets:[3]
Net investment income	2.73%	2.99%	2.65%	3.51%	3.73%
Expenses excluding specific expenses listed below	1.73%	1.73%	1.72%	1.72%	1.75%
Interest and fees from borrowings	0.12%	0.14%	0.25%	0.26%	0.12%
Interest and fees on short-term floating rate notes issued[4]	0.03%	0.06%	0.04%	0.03%	0.03%

Total expenses	1.88%	1.93%	2.01%	2.01%	1.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.70%	1.75%	1.84%	1.84%	1.70%

Portfolio turnover rate	9%	12%	14%	13%	19%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

31        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$12.71	$13.12	$13.16	$12.64	$13.12

Income (loss) from investment operations:
Net investment income[1]	0.45	0.50	0.45	0.56	0.56
Net realized and unrealized gain (loss)	(0.00)[2]	(0.43)	0.01	0.52	(0.53)

Total from investment operations	0.45	0.07	0.46	1.08	0.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.48)	(0.48)	(0.50)	(0.56)	(0.51)

Net asset value, end of period	$12.68	$12.71	$13.12	$13.16	$12.64

Total Return, at Net Asset Value[3]	3.57%	0.45%	3.60%	8.67%	0.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,590	$21,199	$18,298	$15,169	$5,807

Average net assets (in thousands)	$26,900	$20,663	$16,327	$9,523	$4,053

Ratios to average net assets:[4]
Net investment income	3.55%	3.81%	3.49%	4.29%	4.55%
Expenses excluding specific expenses listed
below	0.72%	0.73%	0.72%	0.71%	0.76%
Interest and fees from borrowings	0.12%	0.14%	0.25%	0.26%	0.12%
Interest and fees on short-term floating rate notes issued[5]	0.03%	0.06%	0.04%	0.03%	0.03%

Total expenses	0.87%	0.93%	1.01%	1.00%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.87%	0.93%	1.01%	1.00%	0.91%[6]

Portfolio turnover rate	9%	12%	14%	13%	19%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Waiver is less than 0.005%.

See accompanying Notes to Financial Statements.

32        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2018

1. Organization

Oppenheimer Rochester Minnesota Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Effective as of the close of the New York Stock Exchange (“NYSE”) on March 24, 2016 (the “Closing Date”), the Fund will no longer accept purchase orders from new investors, and shareholders of other Oppenheimer funds will no longer be able to exchange shares of other funds into the Fund. Please see the Fund’s prospectus for exceptions and additional information.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

33        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended March 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or

34        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$828,002	$—	$12,269	$1,078,025

1. At period end, the Fund had $12,269 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2019	$12,269

2. During the reporting period, the Fund utilized $909,797 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $1,480,147 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$1,480,147	$171,501	$1,308,646

The tax character of distributions paid during the reporting periods:

	Year Ended March 31, 2018	Year Ended March 31, 2017

Distributions paid from:
Exempt-interest dividends	$4,344,749	$4,607,705
Ordinary income	48,357	105,739

Total	$4,393,106	$4,713,444

The aggregate cost of securities and other investments and the composition of unrealized

35        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$115,088,149[1]

Gross unrealized appreciation	$5,318,415
Gross unrealized depreciation	(4,240,390)

Net unrealized appreciation	$1,078,025

1. The Federal tax cost of securities does not include cost of $6,055,306, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions.

See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use

36        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

3. Securities Valuation (Continued)

matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and

37        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Minnesota	$—	$120,288,716	$—	$120,288,716
U.S. Possessions	—	1,932,764	—	1,932,764

Total Investments, at Value	$—	$122,221,480	$—	$122,221,480

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*

Assets Table
Investments, at Value:
Municipal Bonds and Notes
U.S. Possessions	$9,766	$(9,766)

Total Assets	$9,766	$(9,766)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets

38        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

4. Investments and Risks (Continued)

periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating

39        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to resell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the

40        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

4. Investments and Risks (Continued)

amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $6,000,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $8,413,420 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $6,000,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 2,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission Tender Option Bond Series 2015- XF2020 Trust[3]	10.670%	1/1/35	$ 2,413,420

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as

41        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $6,000,000 or 4.82% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$185,189

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$4,949,381
Market Value	$1,664,014
Market Value as % of Net Assets	1.41%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of

42        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

4. Investments and Risks (Continued)

municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

43        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

	Year Ended March 31, 2018		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	322,578	$4,113,590	595,812	$7,804,240
Dividends and/or distributions reinvested	180,636	2,308,252	197,372	2,571,261
Redeemed	(1,489,014)	(19,012,329)	(1,453,975)	(18,835,068)

Net decrease	(985,800)	$(12,590,487)	(660,791)	$(8,459,567)

Class B
Sold	38	$676	750	$10,020
Dividends and/or distributions reinvested	1,885	23,911	3,020	39,378
Redeemed	(71,907)	(914,065)	(57,547)	(753,110)

Net decrease	(69,984)	$(889,478)	(53,777)	$(703,712)

Class C
Sold	76,456	$974,125	145,564	$1,913,087
Dividends and/or distributions reinvested	68,147	869,757	68,875	896,044
Redeemed	(456,990)	(5,833,800)	(455,435)	(5,872,582)

Net decrease	(312,387)	$(3,989,918)	(240,996)	$(3,063,451)

Class Y
Sold	1,023,248	$13,044,253	631,274	$8,264,425
Dividends and/or distributions reinvested	75,765	967,941	51,800	673,984
Redeemed	(589,905)	(7,524,023)	(410,194)	(5,307,338)

Net increase	509,108	$6,488,171	272,880	$3,631,071

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$11,890,598	$30,304,470

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40

The Fund’s effective management fee for the reporting period was 0.55% of average annual net assets before any applicable waivers.

44        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	63
Accumulated Liability as of March 31, 2018	549

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal

45        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

46        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
March 31, 2018	$7,544	$—	$428	$417

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings and interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of average annual net assets for both Class B and Class C shares and 0.80% of average annual net assets for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$114,778
Class B	1,625
Class C	54,713

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4

47        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

(Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings. The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.10% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had no borrowings outstanding.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$3,174,247
Average Daily Interest Rate	1.174%
Fees Paid	$101,748
Interest Paid	$43,376

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase

48        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$18,577

49        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Rochester Minnesota Municipal Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Minnesota Municipal Fund (the “Fund”), including the statement of investments, as of March 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations and the cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian or brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

May 25, 2018

50        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 98.90% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

51        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

52        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub- Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead

53        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Continued	Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Member of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida College of Law Association Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2006) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

54        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Joel W. Motley, Trustee (since 2006) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2013) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

55        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013) and Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 111 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Scott S. Cottier, Vice President (since 2006) Year of Birth: 1971	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since September 2002). Vice President of the Sub-Adviser (September 2002-January 2017). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

56        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Troy E. Willis, Vice President (since 2006) Year of Birth: 1972	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since January 2006); Vice President of the Sub-Adviser (July 2009-January 2017); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth S. Mossow, Vice President (since 2016) Year of Birth: 1978	Senior Portfolio Manager of the Sub-Adviser (since January 2017); Vice President and Portfolio Manager of the Sub-Adviser (January 2016-January 2017); Assistant Vice President of the Sub-Adviser (January 2011-January 2016); Associate Portfolio Manager of the Sub-Adviser (June 2013-January 2016); Portfolio Research Analyst of the Sub-Adviser (June 2011 to June 2013); Credit Analyst of the Sub-Adviser (May 2007 to May 2011). She was a Risk Management Analyst at Manning & Napier Associates (September 2006-May 2007); Analyst/Trading Assistant at The Baupost Group (August 2000-March 2006). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Senior Vice President of the Sub-Adviser (since June 2011); Head of Rochester’s Credit Analysis team (since 1993); Director of the Rochester Credit Analysis team (since March 2004); Vice President of the Sub-Adviser (1997-May 2011).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 111 portfolios in the OppenheimerFunds complex.

57        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 111 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 111 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 111 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

58        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

59        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

60        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

61        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

62        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

63        OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com
Call Us 800 225 5677
Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0585.001.0318 May 25, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $36,900 in fiscal 2018 and $40,400 in fiscal 2017.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,700 in fiscal 2018 and $4,050 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,396 in fiscal 2018 and $232,185 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, CP Conduit fees, and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $693,375 in fiscal 2018 and $595,863 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,082,471 in fiscal 2018 and $832,098 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange

Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Minnesota Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/18/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/18/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/18/2018